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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  April  15,  2003

                                WCM CAPITAL, INC.
                                -----------------
               (Exact name of Registrant as specified in charter)

     Delaware                        0-9416          13-2879202
     --------                        ------          ----------
(State  or  other  jurisdic-      (Commission       (IRS Employer
tion  of  incorporation)          File  Number)      Identification No.)

           2929 Moss Rock, San Antonio, TX.                78230
--------------------------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)

 Registrant's telephone number, including area code:       (713) 957-4536

                        P.O. Box 343, Millburn, NJ  07041
          (Former name or former address, if changed since last report)




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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE
          ----------------------------------------------

The Board of Directors of the Company has accepted the resignations of William Wishinsky, Vincent A. DeMartino, Casey Myhre and William Martucci from the Board of Directors of the Company, effective as if April 14, 2003.

On April 15, 2003, the Board of Directors filled the vacancies in the Board by appointing Kurt Spenkhon, Frenado Infinate, Harry Slack, William Jackson, and Jaime Melgarejo, Jr. as Directors. The Company also announced that Robert Waligunda resigned as acting President of the Company and that, as of April 16, 2003, the Board elected Jaime Melgarejo, Jr. as President and William Jackson, Treasurer and Secretary.

The Company has also changed the location of its principle offices. The Company's new location is 2929 Moss Rock, San Antonio, Texas 78230, telephone
(713) 957-4536.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
          ------------------------------------
FINANCIAL  STATEMENTS:
----------------------
None.

EXHIBITS:
---------
Press Release dated April 30, 2003


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WCM  CAPITAL,  INC.

April  30,  2003                 By:  /s/  Jaime  Melgarejo,  Jr.  as President
                                     -----------------------------------------



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                                WCM CAPITAL, INC.
                      ANNOUNCES NEW DIRECTORS AND OFFICERS


     Texas/Idaho Springs, Colorado, April 30, 2003.  WCM Capital, Inc. (OTBCC:
WCMC) WCM Capital, Inc. (the "Company") has been announced that the Board of Directors of the Company has accepted the resignations of William Wishinsky, Vincent A. DeMartino, Casey Myhre and William Martucci from the Board of Directors of the Company , effective as if April 14, 2003.

     On April 15, 2003, the Board of Directors filled the vacancies in the Board by appointing Kurt Spenkhon, Frenado Infinate, Harry Slack, William Jackson, and Jaime Melgarejo, Jr. as Directors. The Company also announced that Robert Waligunda resigned as acting President of the Company and that, as of April 16, 2003, the Board elected Jaime Melgarejo, Jr. as President and William Jackson, Treasurer and Secretary.


     Contract:      Jaime  Melgarejo,  Pres.     (713)  957-4536



Statements in this press release, other than statements of historical information, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from that projected or suggested due to certain risks and uncertainties including, without limitation, risks associated with mining and milling operations, the availability of debt and equity capital on a reasonable terms and the effects of government regulations and operations risks. Additional information concerning certain risks and uncertainties that could cause actual, results to differ materially from that projected or suggested is contained in the Company's filings with the Securities and Exchange Commission
(SEC) over the past 12 months, copies of which are available from the SEC or may be obtained upon request from the Company. The forward-looking statements contained herein represent the Company's judgment as of the date of this release, and the Company cautions readers not to place undue reliance on such statements.



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